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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): SEPTEMBER 30, 1998
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                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)



    GEORGIA                           001-12625               58-1793778
(State or other jurisdiction of   (Commission File No.)     (IRS Employer
  incorporation or organization)                             Identification No.)




                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          This Form 8-K is being filed to report and file supplemental interim unaudited consolidated financial statements of Premier Bancshares, Inc. (the "Company") for the six months ended June 30, 1998 and June 30, 1997 and give retroactive effect to the Company's mergers with Lanier Bank & Trust Company on June 9, 1998, Button Gwinnett Financial Corporation on July 1, 1998 and The Bank Holding Company on July 2, 1998, which have been accounted for using the pooling of interests accounting method.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

          99.1 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 1998 and June 30, 1997; and Supplemental Unaudited Condensed Financial Statements for six months ended June 30, 1998 and June 30, 1997.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: September 30, 1998            /s/ Darrell D. Pittard
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                                    Darrell D. Pittard,
                                    Chairman and Chief Executive Officer